UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2016 (October 15, 2015)

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

Delaware	87-0778080 (Trust)
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-33314; 001-33317; 001-33318;

(Commission File Numbers)

(630) 868-7179

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Invesco PowerShares Capital Management LLC, a Delaware limited liability company (“Invesco”) is the managing owner of the PowerShares DB US Dollar Index Trust (the “Trust”), which is organized in two separate series. Each of PowerShares DB US Dollar Index Bullish Fund and PowerShares DB US Dollar Index Bearish Fund (each a “Fund”) is a separate series of the Trust.

Invesco and Deutsche Bank Securities, Inc. (“DBSI”) entered into a Futures and Options Agreement for Institutional Customers (the “Futures and Options Agreement”), dated as of October 15, 2015, relating to transactions that DBSI may execute, clear and/or carry on each Fund’s behalf for the purchase or sale of futures contracts and similar transactions. The Futures and Options Agreement amends, restates and supersedes in its entirety the prior Futures and Options Agreement for Institutional Customers between DBSI and the Funds, dated December 31, 2010.

In respect of the transactions effected pursuant to the Futures and Options Agreement, each Fund will pay all fees, costs, commissions and charges for each contract and account and interest on any deficiencies or debit balances in the account and on any funds advanced to or provided on behalf of each Fund. Each Fund will also pay its own fees, charges and taxes incurred by DBSI or imposed by applicable law or any regulatory or self-regulatory organization with respect to any contract or account of such Fund.

The Futures and Options Agreement may be terminated by any party by providing the other party with written notice of termination specifying the effective termination date. The effective termination date shall be no less than thirty (30) calendar days from the date of the notice.

Each Fund will indemnify, defend and hold harmless DBSI and its officers, employees and agents for any fine, penalty, tax, loss, liability or cost, including reasonable attorneys’ fees, incurred by DBSI or its affiliates that arises out of or is related to each Fund’s failure to comply with applicable law or to perform any obligation required under the Futures and Options Agreement.

The foregoing description is a summary, does not purport to be a complete description of the Futures and Options Agreement, and is qualified in its entirety by reference to the Futures and Options Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Futures and Options Agreement for Institutional Customers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

Date: February 19, 2016

POWERSHARES DB US DOLLAR INDEX TRUST

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

FORM 8-K

INDEX TO EXHIBIT

Exhibit

Exhibit 10.1	Futures and Options Agreement for Institutional Customers

4